Member Audio/Web Conference May 6, 2015 Exhibit 99.1

Statements contained in these slides, including statements describing the objectives, projections, estimates, or predictions of the future of the Bank, may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,”
“believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. The Federal Home
Loan Bank of Pittsburgh (the Bank) cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to, real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments; political, legislative, regulatory, litigation, or judicial events or actions; changes in assumptions used in the quarterly Other-Than-Temporary Impairment
(OTTI) process; risks related to mortgage-backed securities; changes in the assumptions used in the allowance for credit losses;
changes in the Bank’s capital structure; changes in the Bank’s capital requirements; membership changes; changes in the demand by Bank members for Bank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for Bank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the FHLBank System’s debt rating or the Bank’s rating; the ability of the
Bank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which the Bank has joint and several liability; applicable Bank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; the Bank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology risks; and timing and volume of market activity. We do not undertake to update any forward-looking information. Some of the data set forth herein is unaudited.
Cautionary Statement Regarding Forward-
Looking Information

Over/
2015 2014 (Under)
Net interest income 75.5 $    62.3 $    13.2 $
Provision (benefit) for credit losses (0.5)        (3.9)        3.4
Gains on litigation settlements, net 15.3       36.6       (21.3)
All other income 5.7         5.1         0.6
Other expenses 18.0       19.1       (1.1)
Income before assessment 79.0       88.8       (9.8)
AHP 7.9         8.9         (1.0)
Net income 71.1 $    79.9 $    (8.8) $
Net interest margin (bps) 37 37 -
Three months ended March 31,
Financial Highlights – Statement of Income
(in millions)

Quarterly Net Income
1Qtr 15 4Qtr 14 3Qtr 14 2Qtr 14 1Qtr 14
Net income 71.1 $   64.3 $   67.0 $   44.6 $   79.9 $
Derivative and hedging activity
(7.6) $    (19.0) $  0.2 $      (9.5) $    (9.2) $
Net gains (losses) on trading
securities
6.8         5.9         (0.1)        6.8         9.8
Gains on litigation
settlements, net
15.3      20.2       14.1       -           36.6
(in millions)

Financial Highlights – Selected Balance Sheet
2015 2014 Amount
Average:
Total assets 83,790 $  68,085 $  15,705 $  23%
Advances 59,884     47,320     12,564     27
Total investments 19,063     16,939     2,124       13
March 31, Dec 31,
2015 2014 Amount
Spot:
Advances 62,346 $  63,408 $  (1,062) $   (2)         %
Capital stock 3,064       3,041       23            1
Retained earnings 809          838          (29)           (3)
Percent
Over/(Under)
Over/(Under)
Percent
Three months ended March 31,
(in millions)
(in millions)

(in millions) March 31, Dec 31,
2015 2014
Permanent capital
3,873 $  3,879 $
Excess permanent capital
over RBC requirement 3,048 $  3,032 $
Capital ratio (4% minimum) 4.4% 4.5%
Leverage ratio (5% minimum) 6.6% 6.8%
Market value/capital stock (MV/CS)
134.2% 135.3%
Capital Requirements

Member Audio/Web Conference May 6, 2015